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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 16, 2001

                                CT HOLDINGS, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                            0-08718                   75-2432011

(STATE OR OTHER            (COMMISSION FILE NUMBER)           (IRS EMPLOYER
JURISDICTION OF                                               IDENTIFICATION
INCORPORATION)                                                NUMBER)

           3811 TURTLE CREEK BOULEVARD, SUITE 770, DALLAS, TEXAS 75219

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 521-3443

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On November 14, 2001, the Audit Committee of the Registrant's Board of Directors determined to engage King Griffin & Adamson, P.C. (KGA) as the Registrant's independent public accountants for fiscal year 2001.

The Registrant has been advised by KGA that neither the firm nor any of its associates has any material relationship with the Registrant or any affiliate of the Registrant. During the Registrant's two most recent fiscal years and the subsequent interim periods prior to engaging KGA, the Registrant has not consulted KGA regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, for which advice was provided that KGA concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Regulation S-K Item 304) or a reportable event (as described in paragraph (a)(1)(v) of Regulation S-K, Item
304).

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CT Holdings, Inc.
(Registrant)


By: /s/ STEVEN B. SOLOMON
    ---------------------
        Steven B. Solomon
        President and Chief Executive Officer

Dated as of November 20, 2001